Exhibit 99.3

FedEx Announces Effectiveness of Form 10 Registration Statement for FedEx Freight

Separation Remains on Track for June 1, 2026

MEMPHIS, Tenn. – May 11, 2026 – FedEx Corp. (NYSE: FDX, “FedEx”) today announced that the U.S. Securities and Exchange Commission (the “SEC”) declared effective the Registration Statement on Form 10 (“Form 10”) filed by FedEx Freight Holding Company, Inc. (“FedEx Freight”) in connection with the previously announced separation of FedEx Freight from FedEx into a new, publicly traded company.

This milestone concludes the SEC’s review of the Form 10. The separation remains on track for June 1, 2026, subject to final approval by the FedEx Board of Directors and the satisfaction or waiver of customary conditions.

About FedEx Corp.

FedEx Corp. (NYSE: FDX) provides customers and businesses worldwide with a broad portfolio of transportation, e-commerce, and business services. With annual revenue of $92 billion, the company offers integrated business solutions utilizing its flexible, efficient, and intelligent global network. Consistently ranked among the world’s most admired and trusted employers, FedEx inspires its more than 500,000 employees to remain focused on safety, the highest ethical and professional standards, and the needs of their customers and communities. FedEx is committed to connecting people and possibilities around the world responsibly and resourcefully, with a goal to achieve carbon-neutral operations by 2040. To learn more, please visit fedex.com/about.

About FedEx Freight

FedEx Freight is North America’s largest LTL carrier, delivering industry-leading published transit times, service levels, and reliability. FedEx Freight’s service offerings — including Priority, Economy, and Direct — allow customers to balance speed and cost to meet their unique needs. FedEx Custom Critical, a subsidiary of FedEx Freight, provides expedited, time- and temperature-specific freight solutions, including Surface Expedite and White Glove Services, available 24/7/365. With nearly 30,000 vehicles and 40,000 dedicated team members to support its unmatched network of over 365 locations, we ensure freight arrives safely, securely, and on time across all 50 U.S. states, Canada, Mexico, Puerto Rico, and the U.S. Virgin Islands. After the spin-off, FedEx Freight will operate as an independent company, leveraging operational efficiency, data-driven technology, and a focused sales organization to provide outstanding service.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act, such as statements regarding future financial targets, the planned tax-free separation of the FedEx Freight business into a new publicly traded company, business strategies, management’s views with respect to future events and financial performance, and the assumptions underlying such targets, expected cost savings, strategies, and statements.

Forward-looking statements include those preceded by, followed by, or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to: FedEx’s or FedEx Freight’s ability to obtain any consents or approvals required to complete the separation; potential uncertainty during the pendency of the separation transaction that could affect FedEx’s or FedEx Freight’s financial performance; the possibility that the separation transaction will not be completed within the anticipated time period or at all; the possibility that the separation transaction will not result in the intended benefits; the possibility of disruption, including changes to existing business relationships, disputes, litigation, or unanticipated costs in connection with the separation transaction; uncertainty of the expected financial performance of FedEx or FedEx Freight following completion of the transaction; negative effects of the announcement or pendency of the transactions on the market price of FedEx’s securities and/or on the financial performance of FedEx or FedEx Freight; evolving legal, regulatory, and tax regimes; changes in the economic conditions in the global markets in which FedEx or FedEx Freight operates; actions by third parties, including government agencies; FedEx’s and FedEx Freight’s ability to successfully implement their respective business strategy and global transformation program and FedEx’s ability to optimize FedEx’s network through Network 2.0; FedEx’s and FedEx Freight’s ability to achieve cost-reduction initiatives and financial performance goals; and other factors which can be found in FedEx’s and FedEx Freight’s press releases and FedEx’s and FedEx Freight’s filings with the U.S. Securities and Exchange Commission, including FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025, and subsequently filed Quarterly Reports on Form 10-Q, and FedEx Freight’s Registration Statement on Form 10 filed in connection with the separation. Any forward-looking statement speaks only as of the date on which it is made. Neither FedEx nor FedEx Freight nor anyone else undertakes or assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

FedEx Corp. Media Contact:

Caitlin Adams Maier

mediarelations@fedex.com

FedEx Freight Media Contact:

Kelly Crow

media@fedexfreight.com

FedEx Corp. Investor Relations Contact:

Jeni Hollander

ir@fedex.com

FedEx Freight Investor Relations Contact:

Marianna Rose

ir@fedexfreight.com

Source: FedEx Corp.

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